                                                                    EXHIBIT 4.10
                                                                    ------------

                                AMENDMENT NO. 4
                                       TO
                         SECURITIES PURCHASE AGREEMENT

     This Amendment No. 4 to Securities Purchase Agreement (this "AMENDMENT") dated as of November 19, 1998 is entered into by and among the New Subsidiary (as defined below) and each of the Holders of Notes issued under the Securities Purchase Agreement dated as of July 11, 1997 (the "SECURITIES PURCHASE AGREEMENT") by and among FirstAmerica Automotive, Inc., a Delaware corporation (the "COMPANY"), the Guarantors (as defined therein) and the purchasers listed on the signature pages thereto, as amended.

     WHEREAS, the parties hereto desire to add the New Subsidiary (as defined below) as a party to the Securities Purchase Agreement, in the capacity as a Guarantor.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  For all purposes of this Amendment:
                 -----------

     (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Securities Purchase Agreement; and

     (b) The terms "hereby," "hereto," "hereof" and "herewith" and other words of similar import refer to this Amendment.

     Section 2.  New Subsidiary Guarantor.
                 ------------------------

     (a) In accordance with the provisions of Section 10.3 of the Securities Purchase Agreement, FAA Woodland Hills VW, Inc., a California corporation (the "New Subsidiary"), is hereby joined as a party to the Securities Purchase
---------------
Agreement and agrees that by its execution hereof (i) it shall be deemed to have executed the Securities Purchase Agreement, and is a Guarantor thereunder for all purposes thereof, (ii) it hereby makes the Subsidiary Guaranty contained in the Securities Purchase Agreement, and undertakes, covenants and agrees to all of the obligations, agreements, waivers and other provisions under the Securities Purchase Agreement as a Guarantor thereunder and (iii) it hereby affirms and makes all of the representations and warranties made by each Guarantor under the Securities Purchase Agreement. All references in the Securities Purchase Agreement and in the Notes to a Guarantor shall hereafter include the New Subsidiary.

     (b) For value received, the New Subsidiary hereby unconditionally guarantees to the Holders of the Notes (i) the due and punctual payment, on the basis set forth in the Securities Purchase Agreement pursuant to which the Notes and this guaranty were issued, of the principal of, premium (if any) and interest on such Notes when and as the same shall become due and payable for any reason according to the terms of such Notes and Section 10 of the Securities Purchase Agreement, and (ii) that all other obligations of the Company under the Securities Purchase Agreement or the Notes will be promptly paid in full or performed in accordance with the terms of the Securities Purchase Agreement and the Notes.

     (c) Each of the Company and each of its Subsidiaries (including without limitation the New Subsidiary) hereby acknowledges that its execution of this Amendment satisfies the requirements of and constitutes compliance with the terms of Section 10 of the Securities Purchase Agreement (including without limitation Section 10.3 thereof).

     (d) Each of the Company and each of its Subsidiaries (including without limitation the New Subsidiary) hereby represents and warrants to the Holders that this Amendment has been duly authorized, executed and delivered, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     Section 3.  Miscellaneous.
                 -------------

     (a) THIS AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

     (b) Upon the execution and delivery of this Amendment, the Securities Purchase Agreement shall be amended in accordance herewith and this Amendment shall form a part of the Securities Purchase Agreement for all purposes, and the parties hereto and every Holder shall be bound by the Securities Purchase Agreement, as so amended.

     (c) This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     (d) The Section headings of this Amendment are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

                              [Signatures Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed by the parties set forth below as of the date first written above.

                                                       Company:

                                                       FIRSTAMERICA AUTOMOTIVE, INC.

                                                       By:   /s/ Thomas A. Price
                                                           -----------------------------
                                                       Name:   Thomas A. Price
                                                              --------------------------
                                                       Title:   President
                                                              --------------------------

Guarantors:
-----------

FAA SAN BRUNO, INC.                                    FAA STEVENS CREEK, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

SMART NISSAN, INC.                                     FAA DEALER SERVICES, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

TRANSCAR LEASING, INC.                                 FAA CONCORD H, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA CONCORD N, INC.                                   FAA CONCORD T, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA POWAY T, INC.                                      FAA POWAY T, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA POWAY H, INC.                                      FAA DUBLIN VWD, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA DUBLIN N, INC.                                     FAA SERRAMONTE H, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA SERRAMONTE L, INC.                                 FAA SERRAMONTE, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA BEVERLY HILLS, INC.                                FAA AUTO FACTORY, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

FAA CAPITOL N, INC.                                    FAA WOODLAND HILLS VW, INC.

By:   /s/ Thomas A. Price                              By:   /s/ Thomas A. Price
    -----------------------------                          -----------------------------
Name:   Thomas A. Price                                Name:   Thomas A. Price
       --------------------------                             --------------------------
Title:   President                                     Title:   President
       --------------------------                             --------------------------

                                                          Holders:
                                                          -------

                                                          TCW/CRESCENT MEZZANINE PARTNERS, L.P.
                                                          TCW/CRESCENT MEZZANINE TRUST
                                                          TCW/CRESCENT MEZZANINE
                                                          INVESTMENT PARTNERS, L.P.

                                                          By:  TCW/CRESCENT MEZZANINE, L.L.C.,
                                                               its general partner or managing owner

                                                          By:   /s/ John C. Rocchio
                                                               ---------------------------------
                                                          Name:   John C. Rocchio
                                                                 -------------------------------
                                                          Title:   Managing Director
                                                                  ------------------------------

                                                          TCW LEVERAGED INCOME TRUST, L.P.

                                                          By:  TCW ADVISORS (BERMUDA) LIMITED,
                                                               as General Partner

                                                          By:   /s/ Robert D. Beyer
                                                               ---------------------------------
                                                          Name:   Robert D. Beyer
                                                                 -------------------------------
                                                          Title:   Group Managing Director
                                                                  ------------------------------

                                                          By:  TCW INVESTMENT MANAGEMENT COMPANY,
                                                               as Investment Advisor

                                                          By:   /s/ John C. Rocchio
                                                               ---------------------------------
                                                          Name:   John C. Rocchio
                                                                 -------------------------------
                                                          Title:   Managing Director
                                                                  ------------------------------

                                                          TCW LEVERAGED INCOME TRUST II, L.P.

                                                          By:  TCW (LINC II), L.P.,
                                                               as General Partner

                                                          By:  TCW ADVISORS (BERMUDA) LIMITED,
                                                               as General Partner

                                                          By:   /s/ Robert D. Beyer
                                                               ---------------------------------
                                                          Name:   Robert D. Beyer
                                                                 -------------------------------
                                                          Title:   Group Managing Director
                                                                  ------------------------------

                                                          By:  TCW INVESTMENT MANAGEMENT COMPANY,
                                                               as Investment Advisor

                                                          By:   /s/ John C. Rocchio
                                                               ---------------------------------
                                                          Name:   John C. Rocchio
                                                                 -------------------------------
                                                          Title:   Managing Director
                                                                  ------------------------------

                                                          CRESCENT/MACH I PARTNERS, L.P.

                                                          By:  TCW ASSET MANAGEMENT COMPANY,
                                                               as investment manager and attorney-in-fact

                                                          By:   /s/ Robert D. Beyer
                                                               ---------------------------------
                                                          Name:   Robert D. Beyer
                                                                 -------------------------------
                                                          Title:   Group Managing Director
                                                                  ------------------------------

                                                          By:   /s/ John C. Rocchio
                                                               ---------------------------------
                                                          Name:   John C. Rocchio
                                                                 -------------------------------
                                                          Title:   Managing Director
                                                                  ------------------------------


                                                          TCW SHARED OPPORTUNITY FUND II, L.P.

                                                          By:  TCW INVESTMENT MANAGEMENT COMPANY,
                                                               its Investment Advisor

                                                          By:   /s/ Robert D. Beyer
                                                               ---------------------------------
                                                          Name:   Robert D. Beyer
                                                                 -------------------------------
                                                          Title:   Group Managing Director
                                                                  ------------------------------

                                                          By:   /s/ John C. Rocchio
                                                               ---------------------------------
                                                          Name:   John C. Rocchio
                                                                 -------------------------------
                                                          Title:   Managing Director
                                                                  ------------------------------
